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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          November 28, 2000
                                                 -------------------------------

                           Juno Online Services, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-26009                 13-3914547
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 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


                   1540 Broadway, New York, New York               10036
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               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code       (212) 597-9000
                                                   -----------------------------

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          (Former name or former address, if changed since last report)




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      ITEM 5.  OTHER EVENTS.

      On November 28, 2000, Juno Online Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99, and is incorporated herein by reference.

      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

      (c)   EXHIBITS. The following document is filed as an exhibit to this
                      Report:

            99          Press Release, dated November 28, 2000.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Juno Online Services, Inc.
                                    --------------------------------------------
                                                  (Registrant)


      November 28, 2000                      /s/ CHARLES ARDAI
----------------------------------  --------------------------------------------
            Date                       Charles Ardai, President and Chief
                                       Executive Officer